Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2005

Boston Properties, Inc.

Fourth Quarter 2005

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development and acquisition activity, the ability to effectively integrate acquisitions, the costs and availability of financing (including the impact of interest rates on our hedging program), the effects of local economic and market conditions, the effects of acquisitions and dispositions, including possible impairment charges, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Fourth Quarter 2005

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes two hotels. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants' needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. Government and a diverse array of high-credit tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-five individuals average twenty-five years of real estate experience and fifteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, and Edward H. Linde, our President and Chief Executive Officer. Each has a national reputation, which attracts business and investment opportunities. In addition, our three Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties' Board of Directors consists of ten distinguished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: Concentrating on a few carefully selected markets - characterized by high barriers to the creation of new supply and strong real estate fundamentals - where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities primarily with existing owners of land parcels who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of December 31, 2005)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties	121
Total Square Feet	42.0 million
Common Shares and Units Outstanding (as converted)	139.2 million
Dividend - Quarter/Annualized	$0.68/$2.72
Dividend Yield	3.67%
Special Dividend paid on October 31, 2005	$2.50 per common share / unit
Total Market Capitalization	$15.1 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (S&P and Fitch)

Boston Properties, Inc.

Fourth Quarter 2005

INVESTOR INFORMATION

Board of Directors

Mortimer B. Zuckerman

Chairman of the Board

Edward H. Linde

President and Chief Executive Officer, Director

Lawrence S. Bacow

Director

Zoë Baird

Director

William M. Daley

Director, Chairman of Nominating & Corporate Governance Committee

Carol B. Einiger

Director

Alan J. Patricof

Director, Chairman of Audit Committee

Richard E. Salomon

Director, Chairman of Compensation Committee

Martin Turchin

Director

David A. Twardock

Director

Management

Douglas T. Linde

Executive Vice President, Chief Financial Officer and Treasurer

E. Mitchell Norville

Executive Vice President for Operations

Raymond A. Ritchey

Executive Vice President, National Director of Acquisitions & Development

Peter D. Johnston

Senior Vice President and Regional Manager of Washington, D.C.

Bryan J. Koop

Senior Vice President and Regional Manager of Boston

Mitchell S. Landis

Senior Vice President and Regional Manager of Princeton

Robert E. Pester

Senior Vice President and Regional Manager of San Francisco

Robert E. Selsam

Senior Vice President and Regional Manager of New York

Frank D. Burt

Senior Vice President and General Counsel

Arthur S. Flashman

Vice President and Controller

Company Information

Corporate Headquarters

111 Huntington Avenue

Suite 300

Boston, MA 02199

(t) 617.236.3300

(f) 617.236.3311

Trading Symbol

BXP

Stock Exchange Listing

New York Stock Exchange

Investor Relations

Boston Properties, Inc.

111 Huntington Avenue, Suite 300

Boston, MA 02199

(t) 617.236.3322

(f) 617.236.3311

www.bostonproperties.com

Inquires

Financial inquiries should be directed to Michael Walsh, Senior Vice President - Finance, at 617.236.3410 or mwalsh@bostonproperties.com

Investor or media inquires should be directed to Kathleen DiChiara, Investor Relations Manager, at 617.236.3343 or kdichiara@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q4 2005	Q3 2005	Q2 2005	Q1 2005	Q4 2004
High Price	$76.05	$76.25	$70.00	$63.65	$64.85
Low Price	$65.11	$69.23	$59.65	$56.93	$56.25
Average Closing Price	$71.40	$72.21	$65.92	$60.15	$60.40
Closing Price, at the end of the quarter	$74.13	$70.90	$70.00	$60.23	$64.67
Dividends per share - annualized (1)	$2.72	$2.72	$2.72	$2.60	$2.60
Closing dividend yield - annualized	3.67%	3.84%	3.89%	4.32%	4.02%
Closing common shares outstanding, plus common units and preferred units on an as-converted basis (thousands)	139,158	139,153	138,389	137,634	137,399
Closing market value of outstanding shares and units (thousands)	$10,315,783	$9,865,948	$9,687,230	$8,289,696	$8,885,593

(1)	Reflects dividend increase from $0.65 per share to $0.68 per share - effective Q2 2005. Excludes special dividend of $2.50 per share paid on October 31, 2005.

Timing

Quarterly results for 2006 will be announced according to the following schedule:

First Quarter	Late April 2006
Second Quarter	Late July 2006
Third Quarter	Late October 2006
Fourth Quarter	Late January 2007

Boston Properties, Inc.

Fourth Quarter 2005

RESEARCH COVERAGE

Equity Research Coverage

David Aubuchon

A.G. Edwards & Sons

314.955.5452

Ross Nussbaum / John Kim

Banc of America Securities

212.847.5668 / 212.847.5761

Ross Smotrich / Jeffrey Langbaum

Bear Stearns & Company

212.272.8046 / 212.272.4201

Jonathan Litt / Jordan Sadler

Citigroup Global Markets

212.816.0231 / 212.816.0438

Louis Taylor / Christoper Capolongo

Deutsche Bank Securities

203.863.2381 / 212.250.7726

Wilkes Graham / Saad Hashemy

Friedman, Billings, Ramsey

703.312.9737 / 703.469.1218

Jay Habermann / Sloan Bohlen

Goldman Sachs & Company

917.343.4260 / 212.902.2796

Jim Sullivan / Michael Knott

Green Street Advisors

949.640.8780

Anthony Paolone / Michael Mueller

J.P. Morgan Securities

212.622.6682 / 212.622.6689

David Rodgers / Christopher Chapman

KeyBanc Capital Markets

216.263.4785 / 216.563.2357

David Harris / David Toti

Lehman Brothers

212.526.1790 / 212.526.2002

Steve Sakwa / Brian Legg

Merill Lynch & Company

212.449.0335 / 212.449.1153

Gregory Whyte / David Cohen

Morgan Stanley & Company

212.761.6331 / 212.761.8564

James Feldman / Steven Yudenfreund

Prudential Equity Group

212.778.1724 / 212.778.3210

Jay Leupp

RBC Capital Markets (US)

415.633.8588

John Guinee / Eli Fleminger

Stifel, Nicolaus & Company

410.454.5520 / 410.454.4830

Debt Research Coverage

Chris Brown

Banc of America Securities

704.386.2524

Sue Berliner / Elizabeth Carter

Bear Stearns & Company

212.272.3824 / 212.272.0217

Thomas Cook

Citigroup Global Markets

212.723.1112

Thierry Perrein

Credit Suisse First Boston

212.538.8618

Scott O’Shea

Deutsche Bank Securities

212.250.7190

Mark Streeter

J.P. Morgan Securities

212.834.5086

John Forrey / James Rank

Merrill Lynch & Company

212.449.1812 / 212.449.6533

Rating Agencies:

Brendan Thorpe

Fitch Ratings

212.908.0538

Karen Nickerson

Moody’s Investors Service

212.553.4924

James Fielding

Standard & Poor’s

212.438.2452

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Fourth Quarter 2005

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 through 11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on page 51.

	Three Months Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Income Items:
Revenue	$366,333	$359,094	$357,935	$354,273	$359,316
Straight line rent (SFAS 13)	$13,596	$12,287	$19,294	$20,871	$19,218
Fair value lease revenue (SFAS 141) (1)	$293	$294	$295	$292	$245
Lease termination fees (included in revenue)	$4,038	$2,087	$3,979	$1,226	$634
Capitalized interest	$2,425	$1,734	$866	$693	$721
Capitalized wages	$1,340	$1,492	$1,422	$1,649	$1,549
Operating Margins [(rental revenue - rental expense)/rental revenue] (2)	68.4%	68.4%	69.5%	68.9%	69.1%
Net income available to common shareholders	$158,298	$57,551	$165,490	$61,242	$62,254
Funds from operations (FFO) available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (3) (4)
	$126,701	$123,671	$121,309	$117,301	$118,891
FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.09	$1.07	$1.06	$1.03	$1.05
Net income available to common shareholders per share - basic	$1.38	$0.51	$1.46	$0.56	$0.57
Net income available to common shareholders per share - diluted	$1.35	$0.50	$1.43	$0.55	$0.56
Dividends per common share (5)	$0.68	$3.18	$0.68	$0.65	$0.65
Funds available for distribution to common shareholders and common unitholders (FAD) (4)	$101,976	$110,836	$92,165	$114,618	$78,964
Ratios:
Interest Coverage Ratio (excluding capitalized interest) - cash basis (6)	2.93	2.88	2.54	2.59	2.64
Interest Coverage Ratio (including capitalized interest) - cash basis (6)	2.84	2.81	2.51	2.57	2.62
FFO Payout Ratio (7)	62.39%	63.55%	64.15%	63.11%	61.90%
FAD Payout Ratio (8)	89.33%	82.25%	98.15%	75.01%	109.43	% (9)

	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Capitalization:
Total Debt	$4,826,254	$4,921,867	$4,898,757	$5,011,016	$5,011,814
Price @ Quarter End	$74.13	$70.90	$70.00	$60.23	$64.67
Equity Value @ Quarter End	$10,315,783	$9,865,948	$9,687,230	$8,289,696	$8,885,593
Total Market Capitalization (10)	$15,142,037	$14,787,815	$14,585,987	$13,300,712	$13,897,407
Debt/Total Market Capitalization (10)	31.87%	33.28%	33.59%	37.67%	36.06%

(1)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

(2)	Rental Expense includes operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity amounts totaling $8,287, $9,057, $6,992, $6,476 and $6,541 for the three months ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively.

(3)	For a quantitative reconciliation of the differences between FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate and net income available to common shareholders see page 9. The supplemental adjustment is only applicable for the three months ended June 30, 2005.

(4)	For a quantitative reconciliation of the differences between FAD and FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate, see page 11.

(5)	For the three months ended September 30, 2005, dividends per share include the $2.50 per common share special dividend paid on October 31, 2005.

(6)	For additional detail, see page 11.

(7)	Dividends per common share divided by FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted. For the three months ended September 30, 2005, excludes the $2.50 special dividend paid on October 31, 2005.

(8)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders divided by FAD. For the three months ended September 30, 2005, excludes the $2.50 per share special dividend paid on October 31, 2005.

(9)	Includes leasing costs associated with the renewal of a 332,017 square foot lease at 100 East Pratt Street, which was sold in May 2005. Excluding these costs, the FAD payout ratio would have been 89.23%.

(10)	For additional detail, see page 13.

Boston Properties, Inc.

Fourth Quarter 2005

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
ASSETS
Real estate	$8,721,903	$8,792,127	$8,736,776	$9,024,693	$9,033,858
Construction in progress	177,576	144,009	99,727	66,699	35,063
Land held for future development	248,645 (1)	244,783	239,314	234,010	222,306
Real estate held for sale	—	444	—	35,217	—
Less accumulated depreciation	(1,264,073)	(1,237,469)	(1,190,465)	(1,195,648)	(1,143,369)

Total real estate	7,884,051	7,943,894	7,885,352	8,164,971	8,147,858
Cash and cash equivalents	261,496	450,577	507,182	209,307	239,344
Cash held in escrows	25,618	27,552	29,077	25,613	24,755
Investments in marketable securities	—	37,500	25,000	—	—
Tenant and other receivables, net	52,668	32,463	28,230	27,442	25,500
Accrued rental income, net	302,356	292,289	280,257	272,035	251,236
Deferred charges, net	242,660	239,443	243,674	255,695	254,950
Prepaid expenses and other assets	41,261	63,859	43,042	63,073	38,630
Investments in unconsolidated joint ventures	90,207	96,311	82,810	79,855	80,955

Total assets	$8,900,317	$9,183,888	$9,124,624	$9,097,991	$9,063,228

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$3,297,192	$3,450,904	$3,427,892	$3,540,242	$3,541,131
Unsecured senior notes, net of discount	1,471,062	1,470,963	1,470,865	1,470,774	1,470,683
Unsecured line of credit	58,000 (2)	— (2)	—	—	—
Accounts payable and accrued expenses	102,729	81,730	92,649	105,009	94,451
Dividends and distributions payable	107,643	443,437	95,597	91,259	91,428
Interest rate contract	—	—	—	—	1,164
Accrued interest payable	47,911	39,443	47,744	41,987	50,670
Other liabilities	154,123 (1)	137,526	132,427	134,716	91,300

Total liabilities	5,238,660	5,624,003	5,267,174	5,383,987	5,340,827

Commitments and contingencies	—	—	—	—	—

Minority interests	740,085	725,077	795,767	782,532	786,328

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 112,542,262, 112,500,887, 111,403,373, 110,442,177 and 110,320,485 outstanding, respectively	1,125	1,125	1,114	1,104	1,103
Additional paid-in capital	2,750,723	2,749,432	2,679,447	2,639,806	2,633,980
Earnings in excess of dividends	186,328	104,559	404,635	314,907	325,452
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Unearned compensation	(5,001)	(5,564)	(5,503)	(6,160)	(6,103)
Accumulated other comprehensive loss	(8,881)	(12,022)	(15,288)	(15,463)	(15,637)

Total stockholders’ equity	2,921,572	2,834,808	3,061,683	2,931,472	2,936,073

Total liabilities and stockholders’ equity	$8,900,317	$9,183,888	$9,124,624	$9,097,991	$9,063,228

(1)	Includes approximately $46.0 million of land assets at December 31, 2005. Net proceeds received of approximately $50.0 million at December 31, 2005 is included in other liabilities. This transaction does not currently qualify as a sale for accounting purposes due to continuing involvement provisions.

(2)	On July 19, 2005, the Company refinanced its $225.0 million mortgage loan collateralized by 599 Lexington Avenue through a secured draw from the Unsecured Line of Credit. As a result, the $225.0 million that was drawn on the line of credit is reflected within Mortgage Notes Payable.

Boston Properties, Inc.

Fourth Quarter 2005

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-05	30-Sep-05	30-Jun-05	31-Mar-05	31-Dec-04
Revenue:
Rental
Base Rent	$279,583	$274,523	$277,359	$278,748	$276,209
Recoveries from tenants	44,098	43,983	41,836	43,337	41,552
Parking and other	14,051	13,470	14,121	13,925	14,353

Total rental revenue	337,732	331,976	333,316	336,010	332,114
Hotel revenue	22,161	17,453	17,566	12,096	21,050
Development and management services	3,714	4,923	4,137	4,536	5,324
Interest and other	2,726	4,742	2,916	1,631	828

Total revenue	366,333	359,094	357,935	354,273	359,316

Expenses:
Operating	68,440	66,387	63,379	63,695	62,327
Real estate taxes	43,844	44,725	43,076	44,789	44,287
Hotel operating	16,125	12,260	12,495	10,809	14,999
General and administrative	13,136	13,270	14,252	14,813	15,541
Interest (1)	74,804	75,700	78,233	79,354	79,378
Depreciation and amortization	66,290	65,717	67,026	67,796	68,342
Losses from early extinguishments of debt (2)	—	—	12,896	—	—

Total expenses	282,639	278,059	291,357	281,256	284,874

Income before minority interests and income from unconsolidated joint ventures	83,694	81,035	66,578	73,017	74,442
Minority interest in property partnerships	1,366	1,527	1,472	1,652	1,558
Income from unconsolidated joint ventures	1,530	1,117	847	1,335	664

Income before minority interest in Operating Partnership	86,590	83,679	68,897	76,004	76,664
Minority interest in Operating Partnership (3)	(16,928)	(26,874)	(14,596)	(15,677)	(15,920)

Income before gains on sales of real estate and land held for development	69,662	56,805	54,301	60,327	60,744
Gains on sales of real estate, net of minority interest	48,542	—	102,073	—	—
Gains on sales of land held for development, net of minority interest	—	—	—	1,208	—

Income before discontinued operations	118,204	56,805	156,374	61,535	60,744
Income (loss) from discontinued operations, net of minority interest	730	746	727	(293)	423
Gains on sales of real estate from discontinued operations, net of minority interest	39,364	—	8,389	—	1,087

Net income available to common shareholders	$158,298	$57,551	$165,490	$61,242	$62,254

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income available to common shareholders per share - basic	$1.38	$0.51	$1.46	$0.56	$0.57

Net income available to common shareholders per share - diluted	$1.35	$0.50	$1.43	$0.55	$0.56

(1)	Interest expense is reported net of capitalized interest of $2,425, $1,734, $866, $693 and $721 for the three months ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively.

(2)	Includes $11.0 million of losses from early extinguishments of debt associated with the sales of real estate.

(3)	Equals minority interest share of 16.02%, 16.20% 16.42%, 16.41% and 16.51% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Fourth Quarter 2005

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three months ended
	31-Dec-05	30-Sep-05		30-Jun-05	31-Mar-05	31-Dec-04
Net income available to common shareholders	$158,298	$57,551		$165,490	$61,242	$62,254
Add:
Minority interest in Operating Partnership	16,928	26,874		14,596	15,677	15,920
Less:
Minority interest in property partnerships	1,366	1,527		1,472	1,652	1,558
Income from unconsolidated joint ventures	1,530	1,117		847	1,335	664
Gain on sales of real estate, net of minority interest	48,542	—		102,073	—	—
Gain on sales of land held for development, net of minority interest	—	—		—	1,208	—
Income (loss) from discontinued operations, net of minority interest	730	746		727	(293)	423
Gain on sales of real estate from discontinued operations, net of minority interest	39,364	—		8,389	—	1,087

Income before minority interests and income from unconsolidated joint ventures	83,694	81,035		66,578	73,017	74,442
Add:
Real estate depreciation and amortization (1)	67,987	67,702		69,247	69,540	69,989
Income (loss) from discontinued operations	869	890		871	(351)	548
Income from unconsolidated joint ventures	1,530	1,117		847	1,335	664
Less:
Minority property partnerships’ share of funds from operations	114	(32)		106	(75)	(123)
Preferred dividends and distributions	3,098	3,200	(2)	3,340	3,280	3,361

Funds from operations (FFO)	150,868	147,576		134,097	140,336	142,405
Add:
Losses from early extinguishments of debt associated with the sales of real estate	—	—		11,041	—	—

FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	150,868	147,576		145,138	140,336	142,405
Less:
Minority interest in Operating Partnership’s share of funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	24,167	23,905		23,829	23,035	23,514

FFO available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (3)	$126,701	$123,671		$121,309	$117,301	$118,891

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - basic	$1.13	$1.11		$1.10	$1.06	$1.09

FFO per share - basic	$1.13	$1.11		$1.01	$1.06	$1.09

Weighted average shares outstanding - basic	112,340	111,776		110,764	110,187	109,359

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.09	$1.07		$1.06	$1.03	$1.05

FFO per share - basic	$1.09	$1.07		$0.98	$1.03	$1.05

Weighted average shares outstanding - diluted	119,497	119,177		118,460	117,721	117,269

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $66,290, $65,717, $67,026, $67,796 and $68,342, our share of unconsolidated joint venture real estate depreciation and amortization of $2,174, $2,188, $2,394, $1,798 and $1,798 and depreciation and amortization from discontinued operations of $63, $190, $193, $366 and $393 less corporate related depreciation of $540, $393, $366, $420 and $544 for the three months ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively.

(2)	Excludes approximately $12.1 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.

(3)	Based on weighted average shares for the quarter. Company’s share for the quarter ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004 was 83.98%, 83.80%, 83.58%, 83.59% and 83.49%, respectively.

Boston Properties, Inc.

Fourth Quarter 2005

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	December 31, 2005		September 30, 2005			June 30, 2005		March 31, 2005		December 31, 2004
	Income (Numerator)	Shares (Denominator)	Income (Numerator)		Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$150,868	133,768	$147,576		133,381	$145,138	132,522	$140,336	131,825	$142,405	130,987
Effect of Dilutive Securities
Convertible Preferred Units	3,098	4,857	3,200	(1)	5,087	3,340	5,357	3,280	5,357	3,361	5,381
Stock Options and other	—	2,300	—		2,314	—	2,339	—	2,177	—	2,529

Diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$153,966	140,925	$150,776		140,782	$148,478	140,218	$143,616	139,359	$145,766	138,897
Less:
Minority interest in Operating Partnership’s share of diluted funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	23,411	21,428	23,139		21,605	23,039	21,758	22,299	21,638	22,698	21,628

Company’s share of diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (2)	$130,555	119,497	$127,637		119,177	$125,439	118,460	$121,317	117,721	$123,068	117,269

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - basic	$1.13		$1.11			$1.10		$1.06		$1.09

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.09		$1.07			$1.06		$1.03		$1.05

(1)	Excludes approximately $12.1 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.

(2)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004 was 84.79%, 84.65%, 84.48%, 84.47% and 84.43%, respectively.

Boston Properties, Inc.

Fourth Quarter 2005

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (see page 9)	$150,868	$147,576	$145,138	$140,336	$142,405
2nd generation tenant improvements and leasing commissions	(26,663)	(19,582)	(29,012)	(4,730)	(33,462	) (1)
Straight-line rent	(13,596)	(12,287)	(19,294)	(20,871)	(19,218)
Recurring capital expenditures	(9,076)	(5,637)	(6,195)	(1,461)	(10,921)
Fair value interest adjustment	(821)	(818)	(812)	(798)	(798)
Fair value lease revenue (SFAS 141)	(293)	(294)	(295)	(292)	(245)
Hotel improvements, equipment upgrades and replacements	(1,860)	(1,539)	(182)	(516)	(262)
Non real estate depreciation	540	393	366	420	544
Stock-based compensation	1,749	1,548	1,584	2,101	898
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	1,128	1,476	867	429	23

Funds available for distribution to common shareholder and common unitholders (FAD)	$101,976	$110,836	$92,165	$114,618	$78,964

Interest Coverage Ratios (in thousands, except for ratio amounts)
	Three Months Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Excluding Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$83,694	$81,035	$66,578	$73,017	$74,442
Interest expense	74,804	75,700	78,233	79,354	79,378
Depreciation and amortization expense	66,290	65,717	67,026	67,796	68,342
Depreciation from joint ventures	2,174	2,188	2,394	1,798	1,798
Income from unconsolidated joint ventures	1,530	1,117	847	1,335	664
Discontinued operations - depreciation expense	63	190	193	366	393
Discontinued operations	869	890	871	(351)	548
Straight-line rent	(13,596)	(12,287)	(19,294)	(20,871)	(19,218)
Fair value lease revenue (SFAS 141)	(293)	(294)	(295)	(292)	(245)

Subtotal	215,535	214,256	196,553	202,152	206,102

Divided by:
Interest expense (2)	73,540	74,514	77,410	77,988	78,051
Interest Coverage Ratio	2.93	2.88	2.54	2.59	2.64

Including Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$83,694	$81,035	$66,578	$73,017	$74,442
Interest expense	74,804	75,700	78,233	79,354	79,378
Depreciation and amortization expense	66,290	65,717	67,026	67,796	68,342
Depreciation from joint ventures	2,174	2,188	2,394	1,798	1,798
Income from unconsolidated joint ventures	1,530	1,117	847	1,335	664
Discontinued operations - depreciation expense	63	190	193	366	393
Discontinued operations	869	890	871	(351)	548
Straight-line rent	(13,596)	(12,287)	(19,294)	(20,871)	(19,218)
Fair value lease revenue (SFAS 141)	(293)	(294)	(295)	(292)	(245)

Subtotal	215,535	214,256	196,553	202,152	206,102

Divided by:
Interest expense (2) (3)	75,965	76,248	78,276	78,681	78,772
Interest Coverage Ratio	2.84	2.81	2.51	2.57	2.62

(1)	Includes $17,736 of leasing costs associated with the renewal of a 332,017 square foot lease which was expected to be expended over the next three years. However, this property was sold in May 2005.

(2)	Excludes amortization of financing costs of $1,264, $1,186, $823, $1,366 and $1,327 for the quarters ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively.

(3)	Includes capitalized interest of $2,425, $1,734, $866, $693 and $721 for the quarters ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively.

Boston Properties, Inc.

Fourth Quarter 2005

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." The Company's application of SFAS No. 144 results in the presentation of the net operating results of these qualifying properties sold or held for sale during 2005 and 2004 as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively.

	Three Months Ended
	31-Dec-05	30-Sep-05	30-Jun-05	31-Mar-05	31-Dec-04
Total Revenue (1)	$2,031	$2,711	$2,739	$1,919	$3,372
Expenses:
Operating	28	105	191	427	469
Hotel operating	1,071	1,526	1,484	1,477	1,962
Depreciation and amortization	63	190	193	366	393

Total Expenses	1,162	1,821	1,868	2,270	2,824
Income before minority interests	869	890	871	(351)	548
Minority interest in property partnership	—	—	—	—	41
Minority interest in Operating Partnership	139	144	144	(58)	84

Income (loss) from discontinued operations (net of minority interest)	$730	$746	$727	$(293)	$423

Properties (2):	Residence Inn by Marriott® 40-46 Harvard Street	Residence Inn by Marriott® 40-46 Harvard Street	Residence Inn by Marriott® 40-46 Harvard Street Old Federal Reserve	Residence Inn by Marriott® 40-46 Harvard Street Old Federal Reserve	Residence Inn by Marriott® 40-46 Harvard Street Old Federal Reserve 560 Forbes Boulevard

(1)	The impact of the straight-line rent adjustment increased (decreased) revenue by $0, $(1), $(1), $(1) and $(3) for the three months ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004, respectively.

(2)	Discontinued operations does not include the operations of Embarcadero Center West Tower, 100 East Pratt Street and Riverfront Plaza due to the Company’s continuing involvement in the management, for a fee, of these properties subsequent to the sales through agreements with the buyers.

Boston Properties, Inc.

Fourth Quarter 2005

CAPITAL STRUCTURE

Debt

(in thousands)

Aggregate Principal December 31, 2005
Mortgage Notes Payable	$3,297,192
Unsecured Line of Credit	58,000
Unsecured Senior Notes, net of discount	1,471,062

Total Debt	$4,826,254

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	5/22/03	3/18/03	1/17/03	12/31/02	Total/Average
Principal Amount	$250,000	$300,000	$175,000	$750,000	$1,475,000
Yield (on issue date)	5.075%	5.636%	6.280%	6.296%	5.95%
Coupon	5.000%	5.625%	6.250%	6.250%	5.91%
Discount	99.329%	99.898%	99.763%	99.650%	99.659%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$1,400	$253	$333	$1,952	$3,938

Unsecured Senior Notes, net of discount	$248,600	$299,747	$174,667	$748,048	$1,471,062

Equity

(in thousands)

	Shares/Units Outstanding as of 12/31/05	Common Stock Equivalents		Equivalent (1)
Common Stock	112,542	112,542	(2)	$8,342,738
Common Operating Partnership Units	21,759	21,759	(3)	1,612,995
Series Two Preferred Operating Partnership Units	3,701	4,857		360,049

Total Equity		139,158		$10,315,783

Total Debt				4,826,254

Total Market Capitalization				$15,142,037

(1)	Value based on December 31, 2005 closing price of $74.13 per share of common stock.

(2)	Includes 222 shares of restricted stock.

(3)	Includes 355 long-term incentive plan units.

Boston Properties, Inc.

Fourth Quarter 2005

DEBT ANALYSIS

Debt Maturities and Principal Payments

(in thousands)

	2006	2007	2008	2009	2010	Thereafter	Total
Floating Rate Debt	$17,244	$381,859	$475,000	$—	$—	$—	$874,103
Fixed Rate Debt	130,486	181,377	801,323	188,278	134,778	2,515,909	3,952,151

Total Debt	$147,730	$563,236	$1,276,323	$188,278	$134,778	$2,515,909	$4,826,254

Weighted Average Floating Rate Debt	6.02%	5.02%	4.87%	—	—	—	4.96%
Weighted Average Fixed Rate Debt	7.86%	6.61%	6.84%	7.11%	7.96%	6.51%	6.70%

Total Weighted Average Rate	7.65%	5.53%	6.11%	7.10%	7.96%	6.51%	6.39%

Unsecured Debt

Unsecured Line of Credit - Matures October 30, 2007

(in thousands)

Facility	Outstanding @12/31/2005		Letters of Credit	Remaining Capacity @12/31/2005
$ 605,000	$58,000	(1)	$8,536	$313,464	(1)

(1)	$225 million drawn on the unsecured line of credit is secured by 599 Lexington Avenue and is included under Mortgage Notes Payable.

Unsecured and Secured Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	31.68%	5.92%	7.7 years
Secured Debt	68.32%	6.60%	3.8 years

Total Debt	100.00%	6.39%	5.0 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	18.11%	4.96%	2.1 years
Fixed Rate Debt	81.89%	6.70%	5.7 years

Total Debt	100.00%	6.39%	5.0 years

Interest Rate Hedging Instruments (2)

	Notional Amount	Weighted Average Treasury Rate	Effective Date	Maturity Date
Forward-starting interest rate swaps	$500,000	4.34%	2/1/2007	2/1/2017

(2)	The Company has entered into a series of interest rate hedges to lock in the 10-year treasury rate and 10-year swap spread in contemplation of obtaining long-term fixed rate financing to finance or refinance properties in the Company’s existing portfolio.

Boston Properties, Inc.

Fourth Quarter 2005

DEBT MATURITIES AND PRINCIPAL PAYMENTS

(in thousands)

Property	2006		2007		2008	2009	2010	Thereafter	Total
Citigroup Center	$7,145		$7,676		$8,246	$8,858	$9,516	$456,632	$498,073
Times Square Tower	—		—		475,000	—	—	—	475,000
Embarcadero Center One and Two	5,496		5,877		278,912	—	—	—	290,285
Prudential Center	5,256		5,619		259,706	—	—	—	270,581
280 Park Avenue	3,519		3,798		4,099	4,423	4,773	235,499	256,111
599 Lexington Avenue	—		225,000	(1)		—	—	—	225,000
Embarcadero Center Four	4,061		4,346		129,712	—	—	—	138,119
Embarcadero Center Three	2,671		132,726		—	—	—	—	135,397
Cambridge Center Seven	—		98,859		—	—	—	—	98,859
Democracy Center	2,257		2,421		2,597	91,132	—	—	98,407
One Freedom Square	2,005		2,122		2,245	2,375	2,513	68,753	80,013
Capital Gallery	67,895	(2)	—		—	—	—	—	67,895
New Dominion Technology Park, Building Two	—		—		—	—	—	63,000	63,000
140 Kendrick Street	1,387		1,466		1,549	1,637	1,730	52,119	59,888
202, 206 & 214 Carnegie Center	780		845		916	994	56,306	—	59,841
1330 Connecticut Avenue	2,238		2,346		2,452	2,577	2,701	45,021	57,335
New Dominion Technology Park, Building One	1,284		1,379		1,481	1,594	1,715	49,249	56,702
Reservoir Place	1,564		1,572		1,666	48,592	—	—	53,394
504, 506 & 508 Carnegie Center	1,222		1,314		40,914	—	—	—	43,450
10 & 20 Burlington Mall Rd & 91 Hartwell	802		861		925	994	1,069	32,524	37,175
10 Cambridge Center	715		777		844	916	29,677	—	32,929
Sumner Square	599		645		694	747	804	24,691	28,180
1301 New York Avenue	1,531		1,651		1,781	21,628	—	—	26,591
Eight Cambridge Center	648		702		757	819	22,911	—	25,837
510 Carnegie Center	683		735		23,519	—	—	—	24,937
University Place	806		864		925	992	1,063	17,359	22,009
Reston Corporate Center	697		745		20,524	—	—	—	21,966
Bedford Business Park	818		890		16,859	—	—	—	18,567
191 Spring Street	18,267		—		—	—	—	—	18,267
Montvale Center	6,762		—		—	—	—	—	6,762
101 Carnegie Center	6,622		—		—	—	—	—	6,622

	147,730		505,236		1,276,323	188,278	134,778	1,044,847	3,297,192

Unsecured Senior Notes	—		—		—	—	—	1,471,062	1,471,062
Unsecured Line of Credit	—		58,000		—	—	—	—	58,000

	$147,730		$563,236		$1,276,323	$188,278	$134,778	$2,515,909	$4,826,254

% of Total Debt	3.06%		11.67%		26.45%	3.90%	2.79%	52.13%	100.00%
Balloon Payments	$97,731		$514,585		$1,234,782	$158,698	$107,339	$2,454,874	$4,568,009
Scheduled Amortization	$49,999		$48,651		$41,541	$29,580	$27,439	$61,035	$258,245

(1)	In July 2005, the Company refinanced the debt on the property through a secured draw on the Company’s revolving line of credit facility. The facility expires on October 30, 2007.

(2)	Amount includes construction financing for the expansion of the property of $17.2 million, which matures in February 2008, and existing mortgage financing of $50.7 million, which matures in August 2006. The Company has assumed it will repay both financings upon the maturity date of the existing financing in August 2006.

Boston Properties, Inc.

Fourth Quarter 2005

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of December 31, 2005 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

December 31, 2005
Total Assets:
Capitalized Property Value	$11,120,105
Cash and Cash Equivalents	261,496
Undeveloped Land, at Cost	204,044
Development in Process, at Cost (including Joint Venture %)	209,376

Total Assets	$11,795,021

Unencumbered Assets	$5,197,847

Secured Debt (Fixed and Variable) (1)	$3,276,343
Joint Venture Debt	212,210
Contingent Liabilities & Letters of Credit	14,331
Unsecured Debt (2)	1,533,000

Total Outstanding Debt	$5,035,884

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)	$83,694
Add: Interest Expense (per Consolidated Income Statement)	74,804
Add: Depreciation and Amortization (per Consolidated Income Statement)	66,290

EBITDA	224,788
Add: Company share of unconsolidated joint venture EBITDA	6,511

Consolidated EBITDA	$231,299

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$74,804
Add: Company share of unconsolidated joint venture interest expense	3,330
Less: Amortization of financing costs	(1,264)
Less: Interest expense funded by construction loan draws	(173)

Adjusted Interest Expense	$76,697

Covenant Ratios and Related Data	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	42.7%
Secured Debt/Total Assets	Less than 50%	29.6%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.02
Unencumbered Assets/ Unsecured Debt	Greater than 150%	339.1%

Unencumbered Consolidated EBITDA		$99,286

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		4.43

% of unencumbered Consolidated EBITDA to Consolidated EBITDA		42.9%

# of unencumbered properties		69

(1)	Excludes Fair Value Adjustment of $20,849.

(2)	Excludes Debt Discount of $3,938.

Boston Properties, Inc.

Fourth Quarter 2005

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of December 31, 2005

	Market Square North	Metropolitan Square	265 Franklin Street	901 New York Avenue	801 New Jersey Avenue (1)(2)	Wisconsin Place (1)(3)	505 9th Street (1)	Value- Added Fund (4)	Combined
Total Equity (5)	$7,746	$32,671	$20,584	$1,496	$—	$2,541	$19,514	$5,655	$90,207

Mortgage/Construction loans payable (5)	$46,057	$67,529	$20,850	$42,500	$—	$14,105	$5,044	$16,125	$212,210

BXP’s nominal ownership percentage	50.00%	51.00%	35.00%	25.00%	50.00%	23.89%	50.00%	25.00%

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2005

	Market Square North	Metropolitan Square	265 Franklin Street	901 New York Avenue		801 New Jersey Avenue (1)(2)	Wisconsin Place (1)(3)	505 9th Street (1)	Value- Added Fund (4)	Combined
REVENUE
Total revenue	$5,210	$7,439	$2,885	$7,287		$47	$—	$—	$2,027	$24,895	(6)

EXPENSES
Operating	1,700	2,422	1,218	2,182		16	—	—	709	8,247

SUBTOTAL	3,510	5,017	1,667	5,105		31	—	—	1,318	16,648
Interest	1,786	2,727	833	2,230		—	—	—	790	8,366
Depreciation and amortization	1,253	1,336	1,155	1,235		—	—	—	687	5,666

NET INCOME/(LOSS)	$471	$954	$(321)	$1,640		$31	$—	$—	$(159)	$2,616

BXP’s share of net income/(loss)	$235	$487	$(112)	$885	(7)	$75	$—	$—	$(40)	$1,530
BXP’s share of depreciation & amortization	628	681	404	289		—	—	—	172	2,174

BXP’s share of Funds from Operations (FFO)	$863	$1,168	$292	$1,174		$75	$—	$—	$132	$3,704

(1)	Property is currently not in service (i.e., under construction or undeveloped land).

(2)	On December 9, 2005 the Company withdrew from the joint venture entity and its initial investment was returned.

(3)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.

(4)	For additional information on the Value-Added Fund, see page 19. Information presented includes costs which relate to the organization and operations of the Value-Added Fund.

(5)	Represents the Company’s share.

(6)	The net impact of the straight-line rent adjustment increased revenue by $1.8 million for the three months ended December 31, 2005.

(7)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

Fourth Quarter 2005

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2006	2007	2008	2009	2010	Thereafter	Total
Metropolitan Square (51%)*	$901	$978	$1,061	$1,152	$63,437	$—	$67,529
Market Square North (50%)*	1,001	1,081	1,167	1,260	41,548	—	46,057
901 New York Avenue (25%)*	—	—	554	635	669	40,642	42,500
265 Franklin Street (35%)*	—	20,850	—	—	—	—	20,850	(1)
Wisconsin Place (23.89%)*	1,749	1,828	1,785	8,743	—	—	14,105	(2)
505 9th Street (50%)*	—	—	—	—	—	5,044	5,044	(3)

	$3,651	$24,737	$4,567	$11,790	$105,654	$45,686	$196,085

Weighted Average Rate (2)	7.95%	5.64%	7.40%	6.04%	8.00%	5.25%	6.93%
% of Total Debt	1.86%	12.62%	2.33%	6.01%	53.88%	23.30%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	18.76%	5.47%	2.2 years
Fixed Rate Debt	81.24%	7.22%	5.9 years

Total Debt	100.00%	6.93%	5.3 years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund, see page 19 for additional information on debt pertaining to the Value-Added Fund.

(1)	The loan facility allows the venture to borrow an additional $10.4 million (of which the Company’s share is $3.7 million).

(2)	Approximately $8.7 million represents construction loan financing which matures in 2009. The remaining amount represents a seller financed non-interest bearing purchase money mortgage, the weighted-average interest rates exclude the impact of this loan.

(3)	Amount represents construction financing comprised of a $60.0 million loan commitment (of which the Company’s share is $30.0 million) which bears interest at a fixed rate of 5.73% per annum and a $35.0 million loan commitment (of which the company’s share is $17.5 million) which bears interest at a variable rate of LIBOR plus 1.25% per annum. The financing converts to a ten-year fixed rate loan in October 2007 at an interest rate of 5.73% per annum with a provision for an increase in the borrowing capacity by $35.0 million (of which the Company’s share would be $17.5 million). The conversion is subject to conditions which the Company expects to satisfy.

Boston Properties, Inc.

Fourth Quarter 2005

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Company intends to leverage its regional operating platform to source and acquire properties that will generate opportunity for value creation through repositioning, capital improvements and/or leasing strategies. The Value-Added Fund has total equity commitments of $140 million. Assuming an estimated 65% leverage ratio, the Value-Added Fund is anticipated to have up to $400 million of total investments. The Company will receive asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

The Company’s interest in the Value-Added Fund is 25%. The investment in the Value-Added Fund is not included in the Company’s portfolio information tables or any other portfolio level statistics.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF	Mortgage Notes Payable (1)
Worldgate Plaza, Herndon, VA	4	322,328	75.0%	$31.94	$14,250	(2)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	$5.50	$1,875	(3)

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2005

Value-Added Fund
REVENUE
Total revenue (4)	$2,027

EXPENSES
Operating	709

SUBTOTAL	1,318
Interest	790
Depreciation and amortization	687

NET LOSS	$(159)

BXP’s share of net loss	$(40)
BXP’s share of depreciation & amortization	172

BXP’s share of Funds from Operations (FFO)	$132

The Company’s Equity in the Value-Added Fund	$5,655

(1)	Represents the Company’s share.

(2)	The mortgage bears interest at LIBOR plus 0.89% per annum and matures December 1, 2007 with two one-year extension options. As of December 31, 2005, the interest rate was 5.21% per annum.

(3)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.

(4)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $80 and ($139), respectively for the three months ended December 31, 2005.

Boston Properties, Inc.

Fourth Quarter 2005

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Net Operating Income of In-Service Properties by Location and Type of Property

for the Quarter Ended December 31, 2005 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total	Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)
Greater Boston	8,049,759	(5)	20.6%	545,206	0.7%	8,594,965	27.8%	2.6%	23.9%
Greater Washington	7,281,462	(6)	16.6%	858,583	1.4%	8,140,045	26.3%	—	18.0%
Greater San Francisco	4,064,996		13.7%	—	—	4,064,996	13.2%	—	13.7%
Midtown Manhattan	7,791,286		40.5%	—	—	7,791,286	25.2%	—	40.5%
Princeton/East Brunswick, NJ	2,319,229		3.9%	—	—	2,319,229	7.5%	—	3.9%

	29,506,732		95.3%	1,403,789	2.1%	30,910,521	100.0%	2.6%	100.0%

% of Total	95.5%			4.5%		100.0%

Percentage of Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total
Greater Boston	17.0%	7.0%	24.0%
Greater Washington	5.3%	12.6%	17.9%
Greater San Francisco	12.2%	1.5%	13.7%
Midtown Manhattan	40.5%	—	40.5%
Princeton/East Brunswick, NJ	—	3.9%	3.9%

Total	75.0%	25.0%	100.0%

Hotel Properties (7)

Hotel Properties	Number of Rooms	Square Feet
Long Wharf Marriott, Boston, MA	402	420,000
Cambridge Center Marriott, Cambridge, MA	431	330,400

Total Hotel Properties	833	750,400

Structured Parking

	Number of Spaces	Square Feet
Total Structured Parking	30,152	9,297,705

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.

(2)	For a quantitative reconciliation of consolidated net operating income (NOI) to net income in accordance with GAAP, see page 44. For disclosures relating to our use of NOI see page 51. NOI from unconsolidated joint ventures has been excluded from consolidated NOI.

(3)	Includes approximately 1,300,000 square feet of retail space.

(4)	The calculation for percentage of Net Operating Income excludes termination income.

(5)	Includes 347,381 square feet at 265 Franklin Street which is 35% owned by Boston Properties.

(6)	Includes 586,482 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties.

(7)	Excludes the Residence Inn by Marriott® due to its sale on November 4, 2005.

Boston Properties, Inc.

Fourth Quarter 2005

In-Service Property Listing

as of December 31, 2005

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,183,438	82.4%	$36.72	Y	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	854,936	100.0%	49.75	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	86.3%	35.60	Y	CBD
The Shops at the Prudential Center	CBD Boston MA	1	511,924	89.6%	63.97	Y(1)	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	44.79	N	CBD
265 Franklin Street (35% ownership)	CBD Boston MA	1	347,381	72.4%	44.82	Y	CBD
One Cambridge Center	East Cambridge MA	1	215,385	67.1%	36.40	N	CBD
Three Cambridge Center	East Cambridge MA	1	108,152	87.0%	26.63	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	31.63	Y	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	36.08	Y	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,322	100.0%	42.51	N	CBD
University Place	Mid-Cambridge MA	1	196,007	99.6%	35.82	Y	CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	526,998	85.5%	27.91	Y	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	25.16	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	29.26	Y	S
(2) Prospect Place	Route 128 Mass Turnpike MA	1	297,402	66.5%	26.03	N	S
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	82.3%	26.80	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	46.65	N	S
200 West Street	Route 128 Mass Turnpike MA	1	248,048	98.0%	35.62	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	96.1%	31.47	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,048	86.0%	20.00	Y	S
Bedford Business Park	Route 128 Northwest MA	1	90,000	16.3%	19.54	Y	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	29.45	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	90.9%	22.76	Y	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	51.54	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	20.29	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	28.07	N	S
Lexington Office Park	Route 128 Northwest MA	2	164,565	97.0%	22.76	N	S
191 Spring Street	Route 128 Northwest MA	1	162,700	100.0%	27.69	Y	S
181 Spring Street	Route 128 Northwest MA	1	53,652	58.9%	30.96	N	S
201 Spring Street	Route 128 Northwest MA	1	102,500	100.0%	35.29	N	S
40 Shattuck Road	Route 128 Northwest MA	1	120,000	95.6%	26.65	N	S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	21.35	N	S
Newport Office Park	Route 128 South MA	1	170,013	100.0%	22.15	N	S

		41	8,049,759	89.2%	$35.97

Office/Technical
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	22.00	N	CBD
Bedford Business Park	Route 128 Northwest MA	2	383,704	100.0%	16.01	Y	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	14.00	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	100.0%	11.82	N	S

		5	545,206	100.0%	$16.15

	Total Greater Boston:	46	8,594,965	89.9%	$34.57

Boston Properties, Inc.

Fourth Quarter 2005

In-Service Property Listing (continued)

as of December 31, 2005

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
(2) Capital Gallery	Southwest Washington DC	1	301,879	100.0%	$40.07	Y	CBD
500 E Street, S. W.	Southwest Washington DC	1	246,057	100.0%	34.61	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	586,482	99.9%	42.80	Y	CBD
1301 New York Avenue	East End Washington DC	1	188,358	100.0%	30.72	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	401,279	98.4%	49.41	Y	CBD
(2) 901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	96.3%	44.91	Y	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	42.18	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	48.78	Y	CBD
Sumner Square	CBD Washington DC	1	207,620	100.0%	39.16	Y	CBD
Democracy Center	Montgomery County MD	3	682,827	78.3%	31.79	Y	S
Montvale Center	Montgomery County MD	1	122,687	84.8%	24.21	Y	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	36.41	N	S
Orbital Sciences 1,2&3	Loudoun County	3	337,228	100.0%	25.07	N	S
One Freedom Square	Fairfax County VA	1	414,075	99.2%	33.59	Y	S
Two Freedom Square	Fairfax County VA	1	421,676	100.0%	37.10	N	S
One Reston Overlook	Fairfax County VA	1	312,685	100.0%	25.25	N	S
Two Reston Overlook	Fairfax County VA	1	133,207	100.0%	29.52	N	S
One and Two Discovery Square	Fairfax County VA	2	367,018	100.0%	37.59	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	31.84	Y	S
New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	37.00	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	30.25	Y	S
12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	33.14	N	S
12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	31.65	N	S

		29	7,281,462	97.3%	$36.60

Office/Technical
Broad Run Business Park	Loudoun County	1	128,646	73.7%	20.38	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	18.52	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	20.37	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.62	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	15.31	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	16.48	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	14.92	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.74	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.31	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	19.49	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	15.81	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	24.00	N	S

		12	858,583	96.1%	$18.23

	Total Greater Washington:	41	8,140,045	97.2%	$34.69

Boston Properties, Inc.

Fourth Quarter 2005

In-Service Property Listing (continued)

as of December 31, 2005

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,016,218	100.0%	$66.92	Y(3)	CBD
280 Park Avenue	Park Avenue NY	1	1,179,064	100.0%	59.76	Y	CBD
Citigroup Center	Park Avenue NY	1	1,569,022	96.6%	63.98	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,686,495	100.0%	73.22	N	CBD
Times Square Tower	Times Square NY	1	1,238,708	93.8%	59.96	Y	CBD
5 Times Square	Times Square NY	1	1,101,779	100.0%	53.49	N	CBD

	Total Midtown Manhattan:	6	7,791,286	98.3%	$63.64

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$24.83	Y	S
104 Carnegie Center	Princeton NJ	1	102,830	51.5%	31.27	N	S
105 Carnegie Center	Princeton NJ	1	70,029	84.8%	28.04	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	26.25	N	S
202 Carnegie Center	Princeton NJ	1	128,705	68.8%	29.44	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	29.87	Y	S
210 Carnegie Center	Princeton NJ	1	161,776	74.5%	30.22	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	29.34	N	S
212 Carnegie Center	Princeton NJ	1	149,398	100.0%	33.16	N	S
214 Carnegie Center	Princeton NJ	1	150,774	76.8%	29.54	Y	S
302 Carnegie Center	Princeton NJ	1	64,726	100.0%	34.07	N	S
502 Carnegie Center	Princeton NJ	1	116,374	93.8%	33.64	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.24	Y	S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	33.95	Y	S
508 Carnegie Center	Princeton NJ	1	131,085	100.0%	28.97	Y	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	29.35	Y	S
One Tower Center	East Brunswick NJ	1	412,222	71.1%	36.75	N	S

	Total Princeton/East Brunswick, NJ:	16	2,319,229	86.9%	$31.27

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	826,034	89.7%	$42.50	Y	CBD
Embarcadero Center Two	CBD San Francisco CA	1	770,822	86.2%	44.56	Y	CBD
Embarcadero Center Three	CBD San Francisco CA	1	767,667	91.3%	37.52	Y	CBD
Embarcadero Center Four	CBD San Francisco CA	1	938,165	96.1%	60.74	Y	CBD
611 Gateway	South San Francisco CA	1	256,302	100.0%	28.52	N	S
601 and 651 Gateway	South San Francisco CA	2	506,006	84.7%	29.36	N	S

	Total Greater San Francisco:	7	4,064,996	90.8%	$43.88

	Total In-Service Properties:	116	30,910,521	93.8%	$43.24

(1)	93,797 square feet of space is unencumbered.

(2)	Not included in same property analysis.

(3)	The mortgage loan secured by 599 Lexington Avenue was refinanced through a secured draw on the Company’s revolving line of credit facility which facility expires on October 30, 2007.

Boston Properties, Inc.

Fourth Quarter 2005

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio
1	US Government	1,676,747	(1)	5.42%
2	Citibank NA	1,116,094		3.61%
3	Ernst & Young	1,064,939		3.45%
4	Shearman & Sterling	585,808		1.90%
5	Lockheed Martin	566,375		1.83%
6	Genentech	528,218		1.71%
7	Procter & Gamble	484,051		1.57%
8	Lehman Brothers	436,723		1.41%
9	Kirkland & Ellis	416,547	(2)	1.35%
10	Parametric Technology	380,987		1.23%
11	Washington Group International	365,245		1.18%
12	Finnegan Henderson Farabow	349,146	(3)	1.13%
13	Orbital Sciences	337,228		1.09%
14	Deutsche Bank Trust	336,137		1.09%
15	Northrop Grumman	327,677		1.06%
16	Ann Taylor	318,567		1.03%
17	Bingham McCutchen	291,415		0.94%
18	Akin Gump Strauss Hauer & Feld	290,132		0.94%
19	O’Melveny & Myers	268,733		0.87%
20	Accenture	263,878		0.85%
	Total % of Portfolio Square Feet			33.66%
	Total % of Portfolio Revenue			36.76%

Major Future Signed Deals

Tenant	Property	Sq. Ft.
DLA Piper Rudnick Gray Cary US LLP	505 9th Street	231,748	(4)(5)
Massachusetts Institute of Technology	Seven Cambridge Center	231,028	(4)
Lockheed Martin Corporation	12290 Sunrise Valley	182,000	(4)
Smithsonian Institute	Capital Gallery Expansion	168,949	(4)
HMS Host	Democracy Center	139,228

(1)	Includes 96,600 square feet of space in properties in which Boston Properties has a 51% and 50% interest.

(2)	Includes 162,169 square feet of space in a property in which Boston Properties has a 51% interest.

(3)	Includes 251,941 square feet of space in a property in which Boston Properties has a 25% interest.

(4)	Property is currently in development.

(5)	Boston Properties has a 50% interest in this property.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Fourth Quarter 2005

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2006	1,263,309	$54,394,186	$43.06	$55,599,464	$44.01	4.48%
2007	2,016,093	76,544,019	37.97	77,211,324	38.30	7.15%
2008	1,696,505	70,667,327	41.65	72,548,516	42.76	6.02%
2009	2,738,015	103,872,967	37.94	109,734,484	40.08	9.71%
2010	2,118,226	91,458,318	43.18	96,502,674	45.56	7.51%
2011	2,691,374	118,469,864	44.02	130,178,168	48.37	9.54%
2012	2,550,037	119,398,697	46.82	127,931,619	50.17	9.04%
2013	567,061	21,624,494	38.13	24,035,638	42.39	2.01%
2014	1,796,905	67,582,160	37.61	73,484,575	40.90	6.37%
2015	1,569,591	54,851,700	34.95	65,704,000	41.86	5.57%
Thereafter	7,462,307	389,569,849	52.21	473,510,350	63.45	26.46%

Occupancy By Location*

	CBD		Suburban		Total
Location	31-Dec-05	31-Dec-04	31-Dec-05	31-Dec-04	31-Dec-05	31-Dec-04
Midtown Manhattan	98.3%	96.4%	n/a	n/a	98.3%	96.4%
Greater Boston	88.3%	93.9%	90.3%	87.8%	89.2%	91.2%
Greater Washington	99.1%	99.9%	96.0%	97.2%	97.3%	98.2%
Greater San Francisco	91.1%	82.4%	89.8%	69.8%	90.8%	80.3%
Princeton/East Brunswick, NJ	n/a	n/a	86.9%	90.2%	86.9%	90.2%
Richmond, VA	n/a	91.3%	n/a	n/a	n/a	91.3%
Baltimore, MD	n/a	90.9%	n/a	n/a	n/a	90.9%

Total Portfolio	94.8%	93.2%	91.7%	90.7%	93.7%	92.3%

*	Includes approximately 1,300,000 square feet of retail space.

Boston Properties, Inc.

Fourth Quarter 2005

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2006	300,512	$4,356,529	$14.50	$4,356,529	$14.50	21.41%
2007	321,900	5,970,537	18.55	6,043,388	18.77	22.93%
2008	70,440	1,342,145	19.05	1,440,522	20.45	5.02%
2009	45,508	981,690	21.57	1,022,892	22.48	3.24%
2010	132,510	2,023,433	15.27	2,110,145	15.92	9.44%
2011	57,321	877,397	15.31	877,397	15.31	4.08%
2012	72,362	1,648,945	22.79	1,815,509	25.09	5.15%
2013	80,000	1,659,850	20.75	1,563,850	19.55	5.70%
2014	274,821	4,913,303	17.88	5,642,822	20.53	19.58%
2015	—	—	—	—	—	0.00%
Thereafter	—	—	—	—	—	—

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-05	31-Dec-04	31-Dec-05	31-Dec-04	31-Dec-05	31-Dec-04
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Greater Washington	n/a	n/a	96.1%	96.1%	96.1%	96.1%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	97.5%	97.5%	97.6%	97.6%

Boston Properties, Inc.

Fourth Quarter 2005

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.		Percentage of Total Square Feet
2006	47,748	$3,924,118	$82.18	(1)	$3,648,598	$76.41	(1)	3.79%
2007	44,097	2,833,018	64.25		2,880,083	65.31		3.50%
2008	65,367	3,736,993	57.17		3,803,946	58.19		5.19%
2009	70,346	3,275,594	46.56		3,379,233	48.04		5.58%
2010	103,224	3,777,941	36.60		3,947,171	38.24		8.19%
2011	57,868	3,592,753	62.09		3,968,693	68.58		4.59%
2012	97,490	4,908,223	50.35		5,340,765	54.78		7.73%
2013	60,230	5,487,078	91.10		5,955,666	98.88		4.78%
2014	61,963	4,489,101	72.45		5,159,385	83.27		4.92%
2015	92,275	7,763,919	84.14		8,534,764	92.49		7.32%
Thereafter	559,823	27,986,410	49.99		34,548,357	61.71		44.42%

(1)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $45.08 and $42.44 in 2006.

Boston Properties, Inc.

Fourth Quarter 2005

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2006	1,611,569	$63,359,098	$39.32	$63,604,591	$39.47	5.2%
2007	2,382,090	85,347,574	35.83	86,134,795	36.16	7.7%
2008	1,832,312	75,746,465	41.34	77,792,985	42.46	5.9%
2009	2,853,869	108,130,251	37.89	114,136,609	39.99	9.2%
2010	2,353,960	97,259,692	41.32	102,559,990	43.57	7.6%
2011	2,806,563	122,940,014	43.80	135,024,258	48.11	9.1%
2012	2,719,889	125,955,866	46.31	135,087,894	49.67	8.8%
2013	707,291	28,771,422	40.68	31,555,154	44.61	2.3%
2014	2,133,689	76,984,564	36.08	84,286,781	39.50	6.9%
2015	1,661,866	62,615,619	37.68	74,238,764	44.67	5.4%
Thereafter	8,022,130	417,556,259	52.05	508,058,707	63.33	26.0%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-05	31-Dec-04	31-Dec-05	31-Dec-04	31-Dec-05	31-Dec-04
Midtown Manhattan	98.3%	96.4%	n/a	—	98.3%	96.4%
Greater Boston	88.5%	94.0%	91.4%	85.9%	89.9%	90.2%
Greater Washington	99.1%	99.9%	96.0%	97.0%	97.2%	97.9%
Greater San Francisco	91.1%	82.4%	89.8%	69.8%	90.8%	80.3%
Princeton/East Brunswick, NJ	n/a	—	86.9%	90.2%	86.9%	90.2%
Richmond, VA	n/a	91.3%	n/a	—	n/a	91.3%
Baltimore, MD	n/a	90.9%	n/a	—	n/a	90.9%

Total Portfolio	94.8%	93.2%	92.4%	90.4%	93.8%	92.1%

Boston Properties, Inc.

Fourth Quarter 2005

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	405,384	$13,753,885	$33.93	$13,968,768	$34.46	253,704	$3,515,158	$13.86	$3,515,158	$13.86
2007	631,186	21,786,913	34.52	22,086,984	34.99	144,140	2,145,060	14.88	2,207,130	15.31
2008	648,299	19,592,977	30.22	20,243,341	31.23	—	—	—	—	—
2009	1,290,679	44,556,741	34.52	48,091,012	37.26	—	—	—	—	—
2010	420,716	12,629,941	30.02	13,331,833	31.69	—	—	—	—	—
2011	1,008,581	38,927,414	38.60	43,239,121	42.87	—	—	—	—	—
2012	719,105	25,833,088	35.92	27,754,678	38.60	72,362	1,648,945	22.79	1,815,509	25.09
2013	276,618	12,157,580	43.95	13,263,946	47.95	80,000	1,659,850	20.75	1,563,850	19.55
2014	515,436	17,572,366	34.09	18,954,196	36.77	—	—	—	—	—
2015	201,956	7,803,987	38.64	8,432,532	41.75	—	—	—	—	—
Thereafter	431,250	14,792,539	34.30	19,290,786	44.73	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—	$—	$—	$—	10,011	$2,265,294	$226.28	$2,061,774	$205.95	(1)
2007	—	—	—	—	—	15,228	1,345,961	88.39	1,345,961	88.39	(1)
2008	—	—	—	—	—	6,009	922,185	153.47	920,913	153.26
2009	—	—	—	—	—	13,111	1,186,064	90.46	1,202,176	91.69
2010	—	—	—	—	—	41,532	787,101	18.95	787,101	18.95
2011	—	—	—	—	—	15,047	993,326	66.01	1,035,611	68.83
2012	—	—	—	—	—	52,949	2,058,915	38.88	2,103,119	39.72
2013	—	—	—	—	—	23,705	2,903,922	122.50	3,040,851	128.28
2014	—	—	—	—	—	19,902	2,087,605	104.89	2,247,150	112.91
2015	—	—	—	—	—	43,651	5,625,383	128.87	6,017,103	137.85
Thereafter	—	—	—	—	—	392,579	14,415,756	36.72	16,468,987	41.95

(1)	Excluding kiosks with zero square feet at the Prudential Center, current and future expiring rents would be $49.31 and $43.90 in 2006 and $84.13 and $84.13 in 2007.

Boston Properties, Inc.

Fourth Quarter 2005

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	19,128	$424,781	$22.21	$424,781	$22.21	—	$—	$—	$—	$—
Q2 2006	86,307	4,079,305	47.17	4,071,305	47.17	—	—	—	—	—
Q3 2006	206,558	6,158,928	29.82	6,345,775	30.72	253,704	3,515,158	13.86	3,515,158	13.86
Q4 2006	93,391	3,098,872	33.18	3,126,907	33.48	—	—	—	—	—

Total 2006	405,384	$13,753,885	$33.93	$13,968,768	$34.46	253,704	3,515,158	13.86	3,515,158	13.86

Q1 2007	118,512	$3,718,399	$31.38	$3,726,778	$31.45	—	$—	$—	$—	$—
Q2 2007	163,125	5,958,908	36.53	5,987,689	36.71	—	—	—	—	—
Q3 2007	73,714	3,248,961	44.08	3,249,582	44.08	144,140	2,145,060	14.88	2,207,130	15.31
Q4 2007	275,835	8,860,646	32.12	9,122,936	33.07	—	—	—	—	—

Total 2007	631,186	$21,786,913	$34.52	$22,086,984	$34.99	144,140	2,145,060	14.88	2,207,130	15.31

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	101	$132,996	$1,316.79	$78,996	$782.14
Q2 2006	—	—	—	—	—	5,498	1,033,293	187.94	853,497	155.24
Q3 2006	—	—	—	—	—	4	235,008	58,752.00	211,008	52,752.00
Q4 2006	—	—	—	—	—	4,408	863,997	196.01	918,273	208.32

Total 2006	—	—	$—	$—	$—	10,011	$2,265,294	$226.28	$2,061,774	$205.95	(1)

Q1 2007	—	$—	$—	—	$—	13,533	$1,090,416	$80.57	$1,090,416	$80.57
Q2 2007	—	—	—	—	—	1,694	225,545	133.14	225,545	133.14
Q3 2007	—	—	—	—	—	—	—	—	—	—
Q4 2007	—	—	—	—	—	1	30,000	30,000.00	30,000	30,000.00

Total 2007	—	$—	$—	$—	$—	15,228	$1,345,961	$88.39	$1,345,961	$88.39	(1)

(1)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $49.31 and $43.90 in 2006 and $84.13 and $84.13 in 2007.

Boston Properties, Inc.

Fourth Quarter 2005

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	135,443	$4,646,908	$34.31	$4,654,917	$34.37	46,808	$841,371	$17.97	$841,371	$17.97
2007	372,481	12,996,566	34.89	13,119,896	35.22	177,760	3,825,477	21.52	3,836,258	21.58
2008	213,585	7,186,450	33.65	7,603,937	35.60	70,440	1,342,145	19.05	1,440,522	20.45
2009	886,595	31,929,221	36.01	33,264,819	37.52	45,508	981,690	21.57	1,022,892	22.48
2010	949,561	36,361,630	38.29	39,621,300	41.73	132,510	2,023,433	15.27	2,110,145	15.92
2011	737,119	25,262,555	34.27	28,448,523	38.59	57,321	877,397	15.31	877,397	15.31
2012	714,212	26,550,223	37.17	30,640,416	42.90	—	—	—	—	—
2013	59,801	1,687,965	28.23	2,001,579	33.47	—	—	—	—	—
2014	426,087	15,454,546	36.27	18,547,699	43.53	274,821	4,913,303	17.88	5,642,822	20.53
2015	797,080	27,966,758	35.09	34,568,666	43.37	—	—	—	—	—
Thereafter	1,633,061	65,598,827	40.17	79,780,202	48.85	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—	$—	$—	$—	8,199	$349,619	$42.64	$349,619	$42.64
2007	—	—	—	—	—	12,610	382,772	30.35	392,096	31.09
2008	—	—	—	—	—	18,152	747,005	41.15	767,884	42.30
2009	—	—	—	—	—	26,550	731,196	27.54	789,146	29.72
2010	—	—	—	—	—	18,994	722,896	38.06	785,335	41.35
2011	—	—	—	—	—	11,221	484,181	43.15	534,623	47.64
2012	—	—	—	—	—	7,519	166,948	22.20	192,976	25.67
2013	—	—	—	—	—	13,377	610,377	45.63	727,884	54.41
2014	—	—	—	—	—	20,753	526,912	25.39	634,769	30.59
2015	—	—	—	—	—	17,701	672,709	38.00	846,974	47.85
Thereafter	—	—	—	—	—	28,570	926,480	32.43	1,437,106	50.30

Boston Properties, Inc.

Fourth Quarter 2005

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	65,170	$2,327,307	$35.71	$2,327,307	$35.71	—	$—	$—	$—	$—
Q2 2006	42,564	1,498,633	35.21	1,498,633	35.21	—	—	—	—	—
Q3 2006	8,637	336,610	38.97	339,412	39.30	33,400	579,671	17.36	579,671	17.36
Q4 2006	19,072	484,359	25.40	489,565	25.67	13,408	261,700	19.52	261,700	19.52

Total 2006	135,443	$4,646,908	$34.31	$4,654,917	$34.37	46,808	$841,371	$17.97	$841,371	$17.97

Q1 2007	48,233	$1,643,242	$34.07	$1,666,188	$34.54	—	$—	$—	$—	$—
Q2 2007	49,023	1,896,130	38.68	1,940,441	39.58	14,338	219,126	15.28	222,710	15.53
Q3 2007	253,246	8,703,734	34.37	8,731,046	34.48	52,050	1,073,679	20.63	1,073,679	20.63
Q4 2007	21,979	753,461	34.28	782,220	35.59	111,372	2,532,672	22.74	2,539,869	22.81

Total 2007	372,481	$12,996,566	$34.89	$13,119,896	$35.22	177,760	$3,825,477	$21.52	$3,836,258	$21.58

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	1,084	$54,759	$50.52	$54,759	$50.52
Q2 2006	—	—	—	—	—	4,238	182,093	42.97	182,093	42.97
Q3 2006	—	—	—	—	—	2,869	112,726	39.29	112,726	39.29
Q4 2006	—	—	—	—	—	8	40	5.00	40	5.00

Total 2006	—	$—	$—	—	$—	8,199	349,619	$42.64	349,619	$42.64

Q1 2007	—	$—	$—	$—	$—	752	$25,514	$33.93	$26,122	$34.74
Q2 2007	—	—	—	—	—	7,393	125,846	17.02	130,365	17.63
Q3 2007	—	—	—	—	—	—	—	—	—	—
Q4 2007	—	—	—	—	—	4,465	231,412	51.83	235,609	52.77

Total 2007	—	$—	$—	$—	$—	12,610	$382,772	$30.35	392,096	$31.09

Boston Properties, Inc.

Fourth Quarter 2005

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	532,180	$25,684,936	$48.26	$25,897,478	$48.66	—	$—	$—	$—	$—
2007	359,150	16,680,020	46.44	16,714,808	46.54	—	—	—	—	—
2008	303,384	11,365,191	37.46	11,603,959	38.25	—	—	—	—	—
2009	138,586	6,731,706	48.57	6,472,689	46.71	—	—	—	—	—
2010	199,531	11,473,420	57.50	12,074,338	60.51	—	—	—	—	—
2011	216,297	18,875,422	87.27	19,163,287	88.60	—	—	—	—	—
2012	122,574	5,129,636	41.85	5,615,651	45.81	—	—	—	—	—
2013	92,465	3,480,686	37.64	3,932,224	42.53	—	—	—	—	—
2014	371,721	11,900,967	32.02	13,551,192	36.46	—	—	—	—	—
2015	347,570	10,923,723	31.43	13,394,196	38.54	—	—	—	—	—
Thereafter	813,358	32,058,836	39.42	37,993,880	46.71	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—	$—	$—	$—	16,494	$755,743	$45.82	$683,743	$41.45
2007	—	—	—	—	—	16,259	1,104,284	67.92	1,142,026	70.24
2008	—	—	—	—	—	39,524	2,002,955	50.68	2,046,524	51.78
2009	—	—	—	—	—	30,685	1,358,334	44.27	1,387,911	45.23
2010	—	—	—	—	—	37,668	1,890,322	50.18	1,947,113	51.69
2011	—	—	—	—	—	15,125	602,557	39.84	648,039	42.85
2012	—	—	—	—	—	30,972	1,950,844	62.99	2,186,646	70.60
2013	—	—	—	—	—	8,408	579,823	68.96	627,686	74.65
2014	—	—	—	—	—	8,365	525,218	62.79	592,707	70.86
2015	—	—	—	—	—	30,923	1,465,827	47.40	1,670,687	54.03
Thereafter	—	—	—	—	—	7,128	220,022	30.87	275,808	38.69

Boston Properties, Inc.

Fourth Quarter 2005

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	190,957	$6,622,109	$34.68	$6,857,213	$35.91	—	$—	$—	$—	$—
Q2 2006	81,774	6,659,214	81.43	6,659,214	81.43	—	—	—	—	—
Q3 2006	67,525	2,864,046	42.41	2,833,210	41.96	—	—	—	—	—
Q4 2006	191,924	9,539,567	49.70	9,547,841	49.75	—	—	—	—	—

Total 2006	532,180	$25,684,936	$48.26	$25,897,478	$48.66	—	—	—	—	—

Q1 2007	69,987	$3,129,692	$44.72	$3,133,457	$44.77	—	$—	$—	$—	$—
Q2 2007	119,622	6,319,590	52.83	6,324,578	52.87	—	—	—	—	—
Q3 2007	100,605	4,370,908	43.45	4,375,256	43.49	—	—	—	—	—
Q4 2007	68,936	2,859,830	41.49	2,881,516	41.80	—	—	—	—	—

Total 2007	359,150	$16,680,020	$46.44	$16,714,808	$46.54	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	9,054	$443,501	$48.98	$371,501	$41.03
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	1,314	126,725	96.44	126,725	96.44
Q4 2006	—	—	—	—	—	6,126	185,518	30.28	185,518	30.28

Total 2006	—	$—	$—	$—	$—	16,494	$755,743	$45.82	$683,743	$41.45

Q1 2007	—	$—	$—	$—	$—	2,929	$181,312	$61.90	$182,932	62.46
Q2 2007	—	—	—	—	—	1,611	138,332	85.87	140,508	87.22
Q3 2007	—	—	—	—	—	9,783	658,009	67.26	684,214	69.94
Q4 2007	—	—	—	—	—	1,936	126,631	65.41	134,371	69.41

Total 2007	—	—	—	—	—	16,259	$1,104,284	$67.92	$1,142,026	$70.24

Boston Properties, Inc.

Fourth Quarter 2005

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	128,413	$8,759,962	$68.22	$8,845,542	$68.88	—	$—	$—	$—	$—
2007	128,209	8,598,012	67.06	8,604,174	67.11	—	—	—	—	—
2008	495,147	31,516,017	63.65	31,998,850	64.62	—	—	—	—	—
2009	188,038	12,789,741	68.02	13,622,426	72.45	—	—	—	—	—
2010	332,903	23,643,137	71.02	24,020,187	72.15	—	—	—	—	—
2011	426,084	25,735,348	60.40	29,116,545	68.34	—	—	—	—	—
2012	988,646	61,702,496	62.41	63,727,995	64.46	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	199,087	14,184,982	71.25	13,101,245	65.81	—	—	—	—	—
2015	68,833	4,239,064	61.58	4,619,279	67.11	—	—	—	—	—
Thereafter	4,515,287	274,897,429	60.88	333,900,020	73.95	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—	$—	$—	$—	13,044	$553,462	$42.43	$553,462	$42.43
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	1,682	64,848	38.55	68,625	40.80
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	5,030	377,623	75.07	427,623	85.01
2011	—	—	—	—	—	16,475	1,512,690	91.82	1,750,419	106.25
2012	—	—	—	—	—	6,050	731,517	120.91	858,024	141.82
2013	—	—	—	—	—	14,740	1,392,957	94.50	1,559,245	105.78
2014	—	—	—	—	—	12,943	1,349,366	104.25	1,684,759	130.17
2015	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	131,546	12,424,152	94.45	16,366,456	124.42

Boston Properties Inc.

Fourth Quarter 2005

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	21,395	1,706,139	79.74	1,791,719	83.74	—	—	—	—	—
Q3 2006	30,100	1,996,452	66.33	1,996,452	66.33	—	—	—	—	—
Q4 2006	76,918	5,057,372	65.75	5,057,372	65.75	—	—	—	—	—

Total 2006	128,413	$8,759,962	$68.22	$8,845,542	$68.88	—	$—	$—	$—	$—

Q1 2007	—	$—	$—	$—	$—	—	$—	$—	—	$—
Q2 2007	26,681	1,526,096	57.20	1,526,096	57.20	—	—	—	—	—
Q3 2007	61,807	4,239,550	68.59	4,245,712	68.69	—	—	—	—	—
Q4 2007	39,721	2,832,365	71.31	2,832,365	71.31	—	—	—	—	—

Total 2007	128,209	$8,598,012	$67.06	$8,604,174	$67.11	—	$—	$—	$—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	350	25,852	73.86	25,852	73.86
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	—	—	—	—	—	12,694	527,609	41.56	527,609	41.56

Total 2006	—	$—	$—	$—	$—	13,044	$553,462	$42.43	$553,462	$42.43

Q1 2007	—	$—	$—	—	$—	—	$—	$—	$—	—
Q2 2007	—	—	—	—	—	—	—	—	—	$—
Q3 2007	—	—	—	—	—	—	—	—	—	—
Q4 2007	—	—	—	—	—	—	—	—	—	—

Total 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Boston Properties Inc.

Fourth Quarter 2005

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	61,889	$2,232,759	$36.08	$2,232,759	$36.08	—	$—	$—	$—	$—
2007	525,067	16,482,508	31.39	16,685,462	31.78	—	—	—	—	—
2008	36,090	1,006,692	27.89	1,098,429	30.44	—	—	—	—	—
2009	234,117	7,865,558	33.60	8,283,537	35.38	—	—	—	—	—
2010	215,515	7,350,190	34.11	7,455,016	34.59	—	—	—	—	—
2011	303,293	9,669,125	31.88	10,210,692	33.67	—	—	—	—	—
2012	5,500	183,254	33.32	192,879	35.07	—	—	—	—	—
2013	138,177	4,298,263	31.11	4,837,889	35.01	—	—	—	—	—
2014	284,574	8,469,300	29.76	9,330,243	32.79	—	—	—	—	—
2015	154,152	3,918,169	25.42	4,689,327	30.42	—	—	—	—	—
Thereafter	69,351	2,222,218	32.04	2,545,461	36.70	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

Boston Properties Inc.

Fourth Quarter 2005

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	8,277	$296,092	$35.77	$296,092	$35.77	—	$—	$—	$—	$—
Q2 2006	28,238	1,038,006	36.76	1,038,006	36.76	—	—	—	—	—
Q3 2006	4,251	165,750	38.99	165,750	38.99	—	—	—	—	—
Q4 2006	21,123	732,912	34.70	732,912	34.70	—	—	—	—	—

Total 2006	61,889	$2,232,759	$36.08	$2,232,759	$36.08	—	$—	$—	$—	$—

Q1 2007	14,590	$545,402	$37.38	$545,402	$37.38	—	$—	$—	$—	$—
Q2 2007	12,171	440,808	36.22	440,808	36.22	—	—	—	—	—
Q3 2007	420,946	12,683,299	30.13	12,868,171	30.57	—	—	—	—	—
Q4 2007	77,360	2,812,999	36.36	2,831,080	36.60	—	—	—	—	—

Total 2007	525,067	$16,482,508	$31.39	$16,685,462	$31.78	—	$—	$—	$—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	—	—	—	—	—	—	—	—	—	—

Total 2006	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	—	—	—	—	—	—	—	—	—	—
Q4 2007	—	—	—	—	—	—	—	—	—	—

Total 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Boston Properties, Inc.

Fourth Quarter 2005

CBD PROPERTIES

Lease Expirations

	Greater Boston							Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	125,188	$7,855,667	(1)	$62.75	$7,634,568	(1)	$60.98	52,596	$2,094,648	$39.83	$2,097,450	$39.88
2007	156,139	$8,222,312	(2)	52.66	$8,251,577	(2)	52.85	275,734	9,748,853	35.36	9,799,869	35.54
2008	191,386	$7,388,632		38.61	$7,474,686		39.06	42,895	1,762,618	41.09	1,885,337	43.95
2009	807,391	$29,247,891		36.23	$32,089,065		39.74	587,317	22,373,967	38.10	23,586,066	40.16
2010	185,651	$6,426,452		34.62	$6,688,272		36.03	468,868	20,124,607	42.92	22,035,979	47.00
2011	534,462	$27,712,075		51.85	$30,966,938		57.94	199,621	8,776,668	43.97	9,787,076	49.03
2012	323,797	$14,546,201		44.92	$15,421,939		47.63	83,235	3,552,219	42.68	3,566,372	42.85
2013	283,939	$14,665,834		51.65	$15,810,826		55.68	1,702	94,199	55.35	112,525	66.11
2014	456,145	$17,719,164		38.85	$18,963,244		41.57	63,796	3,113,908	48.81	3,802,176	59.60
2015	230,936	$13,142,752		56.91	$14,163,017		61.33	356,839	16,154,768	45.27	20,071,700	56.25
Thereafter	676,329	$25,666,257		37.95	$31,208,191		46.14	880,021	40,430,231	45.94	53,483,676	60.78

	New York							San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	141,457	$9,313,424		$65.84	$9,399,004		$66.44	520,971	$24,697,859	$47.41	$24,830,127	$47.66
2007	128,209	8,598,012		67.06	8,604,174		67.11	345,438	17,025,959	49.29	17,092,545	49.48
2008	496,829	31,580,866		63.56	32,067,476		64.54	284,728	12,015,837	42.20	12,210,099	42.88
2009	188,038	12,789,741		68.02	13,622,426		72.45	149,847	7,215,919	48.16	7,378,856	49.24
2010	337,933	24,020,760		71.08	24,447,810		72.35	226,167	13,089,416	57.88	13,707,003	60.61
2011	442,559	27,248,037		61.57	30,866,965		69.75	231,422	19,477,979	84.17	19,811,326	85.61
2012	994,696	62,434,012		62.77	64,586,019		64.93	147,806	6,959,940	47.09	7,666,549	51.87
2013	14,740	1,392,957		94.50	1,559,245		105.78	100,873	4,060,509	40.25	4,559,910	45.20
2014	212,030	15,534,348		73.26	14,786,004		69.74	123,784	5,115,204	41.32	5,694,938	46.01
2015	68,833	4,239,064		61.58	4,619,279		67.11	152,489	6,295,722	41.29	7,167,900	47.01
Thereafter	4,646,833	287,321,582		61.83	350,266,477		75.38	750,400	30,386,536	40.49	35,797,054	47.70

	Princeton/East Brunswick							Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—		$—	$—		$—	—	$—	$—	$—	$—
2007	—	—		—	—		—	—	—	—	—	—
2008	—	—		—	—		—	—	—	—	—	—
2009	—	—		—	—		—	—	—	—	—	—
2010	—	—		—	—		—	—	—	—	—	—
2011	—	—		—	—		—	—	—	—	—	—
2012	—	—		—	—		—	—	—	—	—	—
2013	—	—		—	—		—	—	—	—	—	—
2014	—	—		—	—		—	—	—	—	—	—
2015	—	—		—	—		—	—	—	—	—	—
Thereafter	—	—		—	—		—	—	—	—	—	—

(1)	Includes 10,011 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $48.54 and rent on expiring leases with future step-up is $48.38 per square foot in 2006.

(2)	Includes 15,228 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $48.57 and rent on expiring leases with future step-up is $48.78 per square foot in 2007.

Boston Properties, Inc.

Fourth Quarter 2005

SUBURBAN PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	543,911	$11,678,671	$21.47	$11,911,132	$21.90	137,854	$3,743,250	$27.15	$3,748,456	$27.19
2007	634,415	17,055,623	26.88	17,388,499	27.41	287,117	7,455,963	25.97	7,548,381	26.29
2008	462,922	13,126,529	28.36	13,689,567	29.57	259,282	7,512,983	28.98	7,927,006	30.57
2009	496,399	16,494,915	33.23	17,204,124	34.66	371,336	11,268,139	30.34	11,490,791	30.94
2010	276,597	6,990,590	25.27	7,430,662	26.86	632,197	18,983,351	30.03	20,480,801	32.40
2011	489,166	12,208,665	24.96	13,307,794	27.21	606,040	17,847,464	29.45	20,073,467	33.12
2012	520,619	14,994,746	28.80	16,251,366	31.22	638,496	23,164,953	36.28	27,267,020	42.71
2013	96,384	2,055,518	21.33	2,057,822	21.35	71,476	2,204,143	30.84	2,616,938	36.61
2014	79,193	1,940,807	24.51	2,238,102	28.26	657,865	17,780,853	27.03	21,023,114	31.96
2015	14,671	286,618	19.54	286,618	19.54	457,942	12,484,699	27.26	15,343,939	33.51
Thereafter	147,500	3,542,038	24.01	4,551,582	30.86	781,610	26,095,075	33.39	27,733,632	35.48

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—	$—	$—	$—	27,703	$1,742,820	$62.91	$1,751,094	$63.21
2007	—	—	—	—	—	29,971	758,346	25.30	764,289	25.50
2008	—	—	—	—	—	58,180	1,352,308	23.24	1,440,384	24.76
2009	—	—	—	—	—	19,424	874,122	45.00	481,743	24.80
2010	—	—	—	—	—	11,032	274,326	24.87	314,448	28.50
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	5,740	120,540	21.00	135,748	23.65
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	256,302	7,310,981	28.52	8,448,961	32.96
2015	—	—	—	—	—	226,004	6,093,828	26.96	7,896,983	34.94
Thereafter	—	—	—	—	—	70,086	1,892,322	27.00	2,472,634	35.28

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	61,889	$2,232,759	$36.08	$2,232,759	$36.08	—	$—	$—	$—	$—
2007	525,067	16,482,508	31.39	16,685,462	31.78	—	—	—	—	—
2008	36,090	1,006,692	27.89	1,098,429	30.44	—	—	—	—	—
2009	234,117	7,865,558	33.60	8,283,537	35.38	—	—	—	—	—
2010	215,515	7,350,190	34.11	7,455,016	34.59	—	—	—	—	—
2011	303,293	9,669,125	31.88	10,210,692	33.67	—	—	—	—	—
2012	5,500	183,254	33.32	192,879	35.07	—	—	—	—	—
2013	138,177	4,298,263	31.11	4,837,889	35.01	—	—	—	—	—
2014	284,574	8,469,300	29.76	9,330,243	32.79	—	—	—	—	—
2015	154,152	3,918,169	25.42	4,689,327	30.42	—	—	—	—	—
Thereafter	69,351	2,222,218	32.04	2,545,461	36.70	—	—	—	—	—

Boston Properties, Inc.

Fourth Quarter 2005

HOTEL PERFORMANCE

Long Wharf Marriott – Boston

	Fourth Quarter 2005	Fourth Quarter 2004	Percent Change	Year to Date 2005	Year to Date 2004	Percent Change
Occupancy	78.0%	78.2%	-0.3%	81.4%	83.4%	-2.4%
Average Daily Rate	$234.86	$224.38	4.7%	$220.17	$209.64	5.0%
Revenue per available room	$183.13	$175.47	4.4%	$179.12	$174.74	2.5%

Cambridge Center Marriott

	Fourth Quarter 2005	Fourth Quarter 2004	Percent Change	Year to Date 2005	Year to Date 2004	Percent Change
Occupancy	70.1%	71.6%	-2.1%	73.7%	76.8%	-4.0%
Average Daily Rate	$195.65	$175.93	11.2%	$176.98	162.82	8.7%
Revenue per available room	$137.15	$125.96	8.9%	$130.47	125.06	4.3%

Residence Inn by Marriott (1)

	Fourth Quarter 2005	Fourth Quarter 2004	Percent Change	Year to Date 2005	Year to Date 2004	Percent Change
Occupancy	90.1%	81.2%	11.0%	85.1%	83.1%	2.4%
Average Daily Rate	$172.00	$144.92	18.7%	$147.73	$137.27	7.6%
Revenue per available room	$154.88	$117.68	31.6%	$125.70	$114.01	10.3%

Total Hotel Performance (2)

	Fourth Quarter 2005	Fourth Quarter 2004	Percent Change	Year to Date 2005	Year to Date 2004	Percent Change
Occupancy	74.0%	74.8%	-1.1%	77.0%	80.0%	-3.8%
Average Daily Rate	$214.57	$199.31	7.7%	$197.82	$185.42	6.7%
Revenue per available room	$159.34	$149.85	6.3%	$153.95	$149.04	3.3%

(1)	On November 4, 2005, the Company sold the Residence Inn by Marriott®.

(2)	Total Hotel Performance excludes the Residence Inn by Marriott® due to its sale on November 4, 2005.

Boston Properties, Inc.

Fourth Quarter 2005

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	31-Dec-05	31-Dec-04	31-Dec-05	31-Dec-04	31-Dec-05	31-Dec-04
Greater Boston	88.5%	94.0%	93.3%	89.3%	90.7%	91.8%
Greater Washington	99.7%	99.9%	96.0%	97.0%	97.1%	97.9%
Midtown Manhattan	98.3%	96.4%	n/a	n/a	98.3%	96.4%
Princeton/East Brunswick, NJ	n/a	n/a	86.9%	90.2%	86.9%	90.2%
Greater San Francisco	91.1%	86.7%	89.8%	69.8%	90.8%	83.5%

Total Portfolio	94.7%	94.4%	93.0%	91.5%	94.0%	93.2%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	31-Dec-05	31-Dec-04	31-Dec-05	31-Dec-04	31-Dec-05	31-Dec-04
Total Office Portfolio	94.7%	94.4%	92.4%	90.7%	93.8%	93.0%
Total Office/Technical Portfolio	100.0%	100.0%	97.5%	97.5%	97.6%	97.6%

Total Portfolio	94.7%	94.4%	93.0%	91.5%	94.0%	93.2%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Fourth Quarter 2005

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)	Total
Number of Properties	96	17	2	115
Square feet	28,368,222	1,403,789	750,400	30,522,411
Percent of in-service properties	96.1%	100.0%	100.0%	96.4%
Occupancy @ 12/31/2004	93.0%	97.6%	—	93.2%
Occupancy @ 12/31/2005	93.8%	97.6%	—	94.0%
Percent change from 4th quarter 2005 over 4th quarter 2004 (2):
Rental revenue	4.3%	3.4%	5.3%	4.4%
Operating expenses and real estate taxes	9.7%	10.3%	7.5%	9.4%
Net Operating Income (3)	1.8%	1.7%	-0.2%	1.7%
Net Operating Income (3) - without hotels				1.8%
Rental revenue - cash basis	6.4%	4.5%	5.3%	6.3%
Net Operating Income (3) - cash basis (4)	4.6%	3.1%	-0.2%	4.5%
Net Operating Income (3) - cash basis(4) - without hotels				4.6%

Same Property Lease Analysis - quarter ended December 31, 2005

	Office	Office/Technical	Total
Vacant space available @ 10/1/2005 (sf)	1,826,277	33,799	1,860,076
Square footage of leases expiring or terminated 10/1/2005-12/31/2005	937,156	13,408	950,564

Total space for lease (sf)	2,763,433	47,207	2,810,640

New tenants (sf)	955,679		955,679
Renewals (sf)	55,669	13,408	69,077

Total space leased (sf)	1,011,348	13,408	1,024,756

Space available @ 12/31/2005 (sf)	1,752,085	33,799	1,785,884

Net (increase)/decrease in available space (sf)	74,192	—	74,192
Average lease term (months)	97	12	96
Average free rent (days)	3	—	3
2nd generation TI/Comm PSF	$27.36	$0.30	$26.99
Increase (decrease) in 2nd generation gross rents (4)	0.86%	8.32%	0.92%
Increase (decrease) in 2nd generation net rents (4)	-1.13%	9.71%	-1.02%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.

(2)	See page 45 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.

(3)	For a quantitative reconciliation of NOI to net income in accordance with GAAP, see page 44. For disclosures relating to our use of NOI, see page 51.

(4)	Represents increase in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 775,253 square feet.

Boston Properties, Inc.

Fourth Quarter 2005

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	12/31/2005	12/31/2004
	(in thousands)
Net income available to common shareholders	$158,298	$62,254
Gains on sales of real estate from discontinued operations, net of minority interest	(39,364)	(1,087)
Income from discontinued operations, net of minority interest	(730)	(423)
Gains on sales of real estate, net of minority interest	(48,542)	—
Minority interest in Operating Partnership	16,928	15,920
Income from unconsolidated joint ventures	(1,530)	(664)
Minority interest in property partnerships	(1,366)	(1,558)

Income before minority interests in property partnerships, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and discontinued operations	83,694	74,442
Add:
Depreciation and amortization	66,290	68,342
Interest expense	74,804	79,378
General and administrative expense	13,136	15,541
Subtract:
Interest and other income	(2,726)	(828)
Development and management services income	(3,714)	(5,324)

Consolidated Net Operating Income	$231,484	$231,551

Same Property Net Operating Income	$222,887	$219,145
Net operating income from non Same Properties (1)	4,559	11,772
Termination income	4,038	634

Consolidated Net Operating Income	$231,484	$231,551

Same Property Net Operating Income	$222,887	$219,145
Less straight-line rent and fair value lease revenue	13,795	18,994

Same Property Net Operating Income - cash basis	$209,092	$200,151

(1)	See pages 21-23 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Fourth Quarter 2005

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Dec-05	31-Dec-04			31-Dec-05	31-Dec-04
Rental Revenue	$324,759	$308,081			$5,949	$5,755
Less Termination Income	4,038	634			—	—

Rental revenue - subtotal	320,721	307,447	13,274	4.3%	5,949	5,755	194	3.4%
Operating expenses and real estate taxes	108,579	98,983	9,596	9.7%	1,241	1,125	116	10.3%

Net Operating Income (1)	$212,142	$208,464	$3,678	1.8%	$4,708	$4,630	$78	1.7%

Rental revenue - subtotal	$320,721	$307,447			$5,949	$5,755
Less straight line rent and fair value lease revenue	13,842	18,975	(5,133)	-27.1%	(49)	17	(66)	-388.2%

Rental revenue - cash basis	306,879	288,472	18,407	6.4%	5,998	5,738	260	4.5%
Less:
Operating expenses and real estate taxes	108,579	98,983	9,596	9.7%	1,241	1,125	116	10.3%

Net Operating Income (2) - cash basis	$198,300	$189,489	$8,811	4.6%	$4,757	$4,613	$144	3.1%

	Hotel				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Dec-05	31-Dec-04			31-Dec-05	31-Dec-04
Rental Revenue	$22,162	$21,050			$352,870	$334,886
Less Termination Income	—	—			4,038	634

Rental revenue - subtotal	22,162	21,050	$1,112	5.3%	348,832	334,252	14,580	4.4%
Operating expenses and real estate taxes	16,125	14,999	1,126	7.5%	125,945	115,107	10,838	9.4%

Net Operating Income (1)	$6,037	$6,051	$(14)	-0.2%	$222,887	$219,145	$3,742	1.7%

Rental revenue - subtotal	$22,162	$21,050			$348,832	$334,252
Less straight line rent and fair value lease revenue	2	2	—	0.0%	13,795	18,994	(5,199)	-27.4%

Rental revenue - cash basis	22,160	21,048	1,112	5.3%	335,037	315,258	19,779	6.3%
Less:
Operating expenses and real estate taxes	16,125	14,999	1,126	7.5%	125,945	115,107	10,838	9.4%

Net Operating Income (2) - cash basis	$6,035	$6,049	$(14)	-0.2%	$209,092	$200,151	$8,941	4.5%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income in accordance with GAAP, see page 44. For disclosures relating to our use of NOI see page 51.

(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 44. For disclosures relating to our use of NOI see page 51.

Boston Properties, Inc.

Fourth Quarter 2005

LEASING ACTIVITY

All In-Service Properties - quarter ended December 31, 2005

	Office	Office/Technical	Industrial	Total
Vacant space available @ 10/1/2005 (sf)	1,916,567	33,799	152,009	2,102,375
Property dispositions/ assets taken out of service (sf)	(70,489)	—	(152,009)	(222,498)
Property acquisitions/ assets placed in-service (sf)	99,706	—	—	99,706
Leases expiring or terminated 10/1/2005-12/31/2005 (sf)	937,156	13,408	—	950,564

Total space for lease (sf)	2,882,940	47,207	—	2,930,147

New tenants (sf)	955,679	—	—	955,679
Renewals (sf)	55,669	13,408	—	69,077

Total space leased (sf)	1,011,348	13,408	—	1,024,756 (1)

Space available @ 12/31/2005 (sf)	1,871,592	33,799	—	1,905,391

Net (increase)/decrease in available space (sf)	44,975	—	152,009	196,984
Average lease term (months)	97	12	—	96
Average free rent (days)	3	—	—	3
2nd generation TI/Comm PSF	$27.36	$0.30	$—	$26.99
Increase (decrease) in 2nd generation gross rents (2)	0.86%	8.32%	0.00%	0.92%
Increase (decrease) in 2nd generation net rents (3)	-1.13%	9.71%	0.00%	-1.02%

(1)	Details of 1st and 2nd generation space is located in chart below.

(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 775,253.

(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 775,253.

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross rents (2)	Incr (decr) in 2nd gen. net rents (3)	Total Leased
Boston	7,048	306,108	-21.30%	-31.27%	313,156
Washington	—	81,300	-8.49%	-12.26%	81,300
New York	29,807	249,849	13.61%	16.09%	279,656
San Francisco	—	281,252	14.27%	22.95%	281,252
Princeton	—	69,392	-6.08%	-19.72%	69,392

	36,855	987,901	0.92%	-1.02%	1,024,756

Boston Properties, Inc.

Fourth Quarter 2005

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q4 2005	Q3 2005	Q2 2005	Q1 2005	2004	2003
Recurring capital expenditures	$9,076	$5,637	$6,195	$1,461	$25,101	$18,514
Planned non-recurring capital expenditures associated with acquisition properties	576	1,182	237	962	4,889	4,464
Hotel improvements, equipment upgrades and replacements	1,860	1,539	182	516	1,001	2,345

	$11,512	$8,358	$6,614	$2,939	$30,991	$25,323

2nd Generation Tenant Improvements and Leasing Commissions

	Q4 2005	Q3 2005	Q2 2005	Q1 2005	2004	2003
Office
Square feet	974,493	476,711	958,750	399,125	3,356,267	2,635,914

Tenant improvement and lease commissions PSF	$27.36	$40.59	$30.26	$11.85	$24.74	$14.41

Office/Technical
Square feet	13,408	69,345	—	—	195,953	169,893

Tenant improvement and lease commissions PSF	$0.30	$3.39	$—	$—	$14.35	$6.43

Industrial
Square feet		—	—	—	—	—

Tenant improvement and lease commissions PSF		$—	$—	$—	$—	$—

Average tenant improvement and lease commissions PSF	$26.99	$35.86	$30.26	$11.85	$24.17	$13.93

Boston Properties, Inc.

Fourth Quarter 2005

ACQUISITIONS/DISPOSITIONS

as of December 31, 2005

ACQUISITIONS

For the period from January 1, 2005 through December 31, 2005

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
Prospect Place, Waltham MA	Dec-05	297,402	$62,768,000	$8,835,000	$71,603,000	67%

Total Acquisitions		297,402	$62,768,000	$8,835,000	$71,603,000	67%

DISPOSITIONS

For the period from January 1, 2005 through December 31, 2005

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
Prudential Center - Land Parcel	Feb-05	N/A	$50,100,000	N/A	(1)
Decoverly Four and Five - Land Parcels	Feb-05	N/A	5,180,000	$1,445,000
Old Federal Reserve	Apr-05	149,592	46,800,000	10,140,000
100 East Pratt Street	May-05	639,149	207,500,000	54,379,000
Riverfront Plaza	May-05	909,998	247,050,000	68,544,000
Residence Inn by Marriott® (221 Rooms)	Nov-05	187,474	68,000,000	39,929,000
40-46 Harvard Street	Nov-05	152,009	7,800,000	7,012,000
Embarcadero Center West Tower	Dec-05	474,523	205,760,000	58,174,000

Total Dispositions		2,512,745	$838,190,000	$239,623,000

(1)	This transaction currently does not qualify as a sale for accounting purposes due to certain continuing involvement provisions. Sales price includes an estimated amount totaling approximately $18.6 million, which represents the buyer’s obligation to fund future development costs at the Prudential Center.

Boston Properties, Inc.

Fourth Quarter 2005

VALUE CREATION PIPELINE - DEVELOPMENT IN PROGRESS (1)

as of December 31, 2005

Development Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Total Construction Loan	Amount Drawn at December 31, 2005	Estimated Future Equity Requirement	Percentage Leased (2)
Seven Cambridge Center Office	Q1 2006	Q1 2006	Cambridge, MA	1	231,028	$101,214,619	$106,156,057	$106,250,000	$84,029,741	$—	100%
Parcel E (12290 Sunrise Valley)	Q2 2006	Q2 2006	Reston, VA	1	182,000	33,305,131	45,754,416	—	—	12,449,285	100%
Capital Gallery expansion	Q2 2006	Q3 2007	Washington, D.C.	—	318,557	39,962,989	69,100,000	47,225,000	17,244,483	—	83%
Wisconsin Place- Infrastructure (23.89% ownership)	N/A	N/A	Chevy Chase, MD	—	—	17,665,811	31,625,638	28,668,000	14,357,366	—	N/A
505 9th Street (50% ownership)	Q4 2007	Q4 2008	Washington, D.C.	1	323,000	24,437,211	65,000,000	47,500,000	5,043,905	—	73%

Total Development Properties				3	1,054,585	$216,585,761	$317,636,111	$229,643,000	$120,675,495	$12,449,285	87%

DEVELOPMENTS PLACED-IN-SERVICE DURING 2005

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Debt	Drawn at December 31, 2005	Estimated Future Equity Requirement	Percentage Leased
Seven Cambridge Center West Garage	Q4 2005	Q4 2005	Cambridge, MA	—	—	$16,569,278	$18,858,068	$18,750,000	$14,828,778	$—	N/A
901 New York Avenue (25% ownership)	Q3 2004	Q2 2005	Washington, D.C.	1	539,229	42,645,112	43,260,821	42,500,000	42,500,000	615,709	98%

Total Developments Placed in Service				1	539,229	$59,214,390	$62,118,889	$61,250,000	$57,328,778	$615,709	98%

(1)	In accordance with GAAP, a project is classified as a Development in Progress when construction or supply contracts have been signed and physical improvements have commenced.

(2)	Represents percentage leased as of January 27, 2006.

Boston Properties, Inc.

Fourth Quarter 2005

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of December 31, 2005

Location	Acreage	Developable Square Feet
Rockville, MD	68.9	937,000
Dulles, VA	76.6	934,000
Gaithersburg, MD	27.0	850,000
San Jose, CA	3.7	841,000
Reston, VA	39.6	1,417,000
Boston, MA	0.2	304,500
Marlborough, MA	50.0	400,000
Weston, MA	74.0	350,000
Waltham, MA	4.3	202,000
Andover, MA	10.0	110,000
Washington, D.C.	0.5	170,000
Chevy Chase, MD	1.0	300,000

	355.7	6,815,500

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of December 31, 2005

Location	Acreage	Developable Square Feet
Princeton, NJ (1)	149.9	1,900,000
Framingham, MA (3)	21.5	300,000
Cambridge, MA (4)	—	200,000

	171.4	2,400,000

(1)	$30.50 per square foot and $125,000 per annum non-refundable payment.

(2)	Approximately 1.1 million square feet is subject to ground lease.

(3)	Subject to ground lease.

(4)	The Company has the option to purchase additional residential rights.

Boston Properties, Inc.

Fourth Quarter 2005

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after a specific and defined supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate. The adjustment to exclude losses from early extinguishments of debt results when the sale of real estate encumbered by debt requires us to pay the extinguishment costs prior to the debt’s stated maturity and to write-off unamortized loan costs at the date of the extinguishment. Such costs are excluded from the gains on sales of real estate reported in accordance with GAAP. However, we view the losses from early extinguishments of debt associated with the sales of real estate as an incremental cost of the sale transactions because we extinguished the debt in connection with the consummation of the sale transactions and we had no intent to extinguish the debt absent such transactions. We believe that this supplemental adjustment more appropriately reflects the results of our operations exclusive of the impact of our sale transactions.

Although our FFO as adjusted clearly differs from NAREIT’s definition of FFO, and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance because we believe that, by excluding the effects of the losses from early extinguishments of debt associated with the sales of real estate, management and investors are presented with an indicator of our operating performance that more closely achieves the objectives of the real estate industry in presenting FFO.

Neither FFO nor FFO as adjusted should be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. Neither FFO nor FFO as adjusted represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO as adjusted non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company) and (2) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income available to common shareholders, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. When a property is treated as “in-service”, we cease capitalization of all project costs. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service.” Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” See pages 21-23 for “In-Service Properties” which are not included in “Same Properties.”

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